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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the company's previously filed Registration Statement File No. 333-40462.


                                             /s/ Arthur Andersen, LLP


Boston, Massachusetts
March 26, 2001